SUMMARY PROSPECTUS

OCTOBER 1, 2019

VALIC COMPANY I MID CAP INDEX FUND

(TICKER: VMIDX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2019, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.valic.com/onlineprospectus. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to VALICClientCommunicationsRequest@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The following disclosure does not apply to investors who own fund shares beneficially through a variable insurance contract. Each applicable insurance company will provide information regarding delivery of fund shareholder reports to its contract owners.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant or VALIC Retirement Services Company (VRSCO), as your retirement plan recordkeeper, electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or VRSCO that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all funds held within your employer-sponsored retirement plan account with VRSCO.

Investment Objective

The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.26%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.36%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

FUND SUMMARY: MID CAP INDEX FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Underlying Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Underlying Index is calculated, changes in the composition of the Underlying Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Underlying Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.

Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

FUND SUMMARY: MID CAP INDEX FUND

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P MidCap 400® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 1, 2009, SunAmerica Asset Management, LLC (“SunAmerica”) replaced PineBridge Investments LLC as subadviser of the Fund.

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.19% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.96% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2019 was 17.80%.

Average Annual Total Returns (For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Fund	-11.43%	5.72%	13.46%
S&P MidCap 400® Index	-11.08%	6.03%	13.68%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by SunAmerica.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Timothy Campion Senior Vice President and Lead Portfolio Manager	2012
Elizabeth Mauro Portfolio Manager and Co-Portfolio Manager	2019

Purchases and Sales of Portfolio Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Funds will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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